UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on September 28, 2022, Radian Group Inc. (“Company”) entered into a Guaranty Agreement (“Guaranty Agreement”) in favor of Bank of Montreal, a Canadian Chartered bank acting through its Chicago Branch (“BMO”) to guaranty the obligations of the Company’s subsidiary Radian Mortgage Capital LLC (“RMC”) in connection with a mortgage loan repurchase facility that RMC entered into with BMO pursuant to a Master Repurchase Agreement dated September 28, 2022 (“MRA”). The MRA is used to finance RMC’s acquisition of residential mortgage loans from correspondent lenders, subject to market conditions, with a view towards the later securitization and/or direct sale of the loans to mortgage investors. The MRA is uncommitted, and BMO is under no obligation to fund the purchase of any residential mortgage loan assets under this facility.

Also, as previously disclosed, the MRA was subsequently amended on April 17, 2023 and September 27, 2023, and on each of those dates the Company reaffirmed its guaranty of RMC’s obligations under the amended MRA pursuant to the Guaranty Agreement.

On April 24, 2024, RMC, the Company and BMO entered into Amendment No. 3 to the MRA (“Amendment No. 3”) to increase the size of the mortgage loan purchase facility from $150 million to $400 million. The material terms of the MRA and Guaranty Agreement otherwise remain unchanged. The Company entered into Amendment No. 3 solely for the purpose of reaffirming its guaranty of RMC’s obligations under the MRA, as amended, pursuant to the Guaranty Agreement.

The foregoing description of the MRA and Amendment No. 3 is qualified in its entirety by reference to the full text of the amended MRA which is filed as Exhibit A to the Amendment that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 3 to Master Repurchase Agreement, dated as of April 24, 2024, between Radian Mortgage Capital LLC, Radian Group Inc. and Bank of Montreal including a fully conformed copy of the Amended MRA as Exhibit A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: April 29, 2024

	By:	/s/ Liane Browne
Liane Browne
Senior Vice President